                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Arthur H. Bernstein
                                        ------------------------
                                        Arthur H. Bernstein

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Arthur H. Bernstein, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Edward T. Foote II
                                        -----------------------
                                        Edward T. Foote II

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Edward T. Foote II, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 27 day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ Susan E. Myers
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ John A. Georges
                                        --------------------
                                        John A. Georges

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared John A. Georges, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Vernon E. Jordan, Jr.
                                        --------------------------
                                        Vernon E. Jordan, Jr.

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Vernon E. Jordan, Jr., personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Howard C. Kauffmann
                                        ------------------------
                                        Howard C. Kauffmann

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Howard C. Kauffmann, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ David T. Kearns
                                        --------------------
                                        David T. Kearns

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared David T. Kearns, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Lynn M. Martin
                                        -------------------
                                        Lynn M. Martin

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Lynn M. Martin, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ James W. McLamore
                                        ----------------------
                                        James W. McLamore

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared James W. McLamore, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Paul J. Rizzo
                                        ------------------
                                        Paul J. Rizzo

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Paul J. Rizzo, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Donald V. Seibert
                                        ----------------------
                                        Donald V. Seibert

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Donald V. Seibert, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Hicks B. Waldron
                                        ---------------------
                                        Hicks B. Waldron

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Hicks B. Waldron, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Alva O. Way
                                        ----------------
                                        Alva O. Way

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Alva O. Way, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires:

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints James M. Herron, Edward R. Henderson and Ann E. Neal, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Chicago Stock Exchange and Pacific Stock Exchange, granting unto each said attorney-in-fact and agent full power and authority to perform every act requisite and necessary to be done in connection with the execution and filing of the Form 10-K and any and all amendments thereto, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




                                        /s/ Mark H. Willes
                                        -------------------
                                        Mark H. Willes

STATE OF FLORIDA )
                 )   ss:
COUNTY OF DADE   )

Before me appeared Mark H. Willes, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 17th day of February, 1995 that he or she executed said instrument for the purposes therein expressed.

                                        Witness my hand and official seal:



                                        /s/ H. Judith Chozianin
                                        ----------------------------------
                                        Notary Public
My commission expires: